UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 2, 2015

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105 (Zip Code)

(314) 480-1400 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                          Other Events.

As previously disclosed, on March 27, 2015, Olin Corporation (“Olin”) and The Dow Chemical Company (“TDCC”) announced that they and certain affiliates had entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated March 26, 2015 among Olin, TDCC, Blue Cube Acquisition Corp. (“Merger Sub”) and Blue Cube Spinco Inc. (“Splitco”), pursuant to which, subject to the terms and conditions of the Merger Agreement and a Separation Agreement dated March 26, 2015 between TDCC and Splitco,  (1) TDCC will transfer its U.S. Gulf Coast Chlor-Alkali and Vinyl, Global Chlorinated Organics and Global Epoxy businesses to Splitco, (2) TDCC will distribute Splitco’s stock to TDCC’s shareholders by way of a split-off or a combination of a split-off and a spin-off, and (3) Merger Sub will merge with and into Splitco, with Splitco as the surviving corporation (the “Merger”).

On September 2, 2015, TDCC announced that it has commenced an exchange offer in connection with the transactions contemplated by the Merger Agreement, pursuant to which TDCC is offering to TDCC shareholders the right to exchange all or a portion of their shares of common stock, par value $2.50 per share, of TDCC (“TDCC common stock”), for shares of common stock, par value $0.001 per share, of Splitco (“Splitco common stock”).  Immediately after the consummation of the exchange offer, Merger Sub will merge with and into Splitco in the Merger, whereby the separate corporate existence of Merger Sub will cease and Splitco will continue as the surviving company and a wholly-owned subsidiary of Olin.  In the Merger, each share of Splitco common stock will be converted into the right to receive 0.87482759 shares of common stock, par value $1 per share, of Olin (“Olin common stock”).  Immediately after the consummation of the Merger, approximately 52.7% of the outstanding shares of Olin common stock are expected to be held by pre-Merger holders of Splitco common stock and approximately 47.3% of the outstanding shares of Olin common stock are expected to be held by pre-Merger Olin shareholders.

TDCC expects to issue 100,000,000 shares of Splitco common stock in the exchange offer, which will be converted in the Merger into the right to receive approximately 87.5 million shares of Olin common stock.  The number of shares of TDCC common stock that will be accepted in the exchange offer will depend on the final exchange ratio for the exchange offer and the number of shares of TDCC common stock tendered.  The exchange offer will be subject to proration if the exchange offer is oversubscribed, and the number of shares accepted in the exchange offer may be fewer than the number of shares tendered.  If the exchange offer is consummated but not fully subscribed, then the remaining shares of Splitco common stock owned by TDCC will be distributed on a pro rata basis to TDCC shareholders whose shares of TDCC common stock remain outstanding after the consummation of the exchange offer.

The exchange offer and withdrawal rights will expire at 8:00 a.m., New York City time, on October 1, 2015, unless the exchange offer is terminated or extended, after which expiration the parties expect to consummate the Merger.  The transactions are subject to customary closing conditions, including Olin shareholder approval.

Calculation of Per-Share Value

TDCC will determine the prices at which shares of TDCC common stock and shares of Splitco common stock (and ultimately Olin common stock) will be exchanged by reference to the simple arithmetic average of the daily volume-weighted average prices of TDCC common stock and Olin common stock, respectively, on the New York Stock Exchange on each of the last three trading days prior to the expiration of the exchange offer (not including the expiration date).  The final exchange ratio showing the number of shares of Splitco common stock (which will be converted into the right to receive shares of Olin common stock) that TDCC shareholders participating in the exchange offer will receive for each share of TDCC common stock accepted in the exchange offer will be announced by TDCC no later than 4:30 p.m., New York City time, on the last trading day prior to the expiration date.

The exchange offer is designed to permit TDCC shareholders to exchange their shares of TDCC common stock for shares of Splitco common stock at a discount of 10 percent to the per-share value of Olin common stock, subject to an upper limit of an aggregate of 2.9318 shares of Splitco common stock for each share of TDCC common stock accepted in the exchange offer.  This discount means that TDCC shareholders who exchange their shares of TDCC common stock for shares of Splitco common stock are expected to ultimately receive approximately $1.11 of Olin common stock for every $1.00 of TDCC common stock tendered and accepted in the exchange offer, subject to the upper limit described above.  If the upper limit of 2.9318 shares of Splitco common stock per share of TDCC common stock is reached as of the initial expiration of the exchange offer, then the exchange offer will be subject to a mandatory extension of two trading days following the originally contemplated expiration date.

Forward-Looking Statements
This communication includes forward-looking statements.  These statements relate to analyses and other information that are based on management’s beliefs, certain assumptions made by management, forecasts of future results, and current expectations, estimates and projections about the markets and economy in which Olin Corporation (“Olin”) and The Dow Chemical Company’s (“TDCC”) chlorine products business operate.  These statements may include statements regarding the proposed combination of TDCC’s chlorine products business with Olin in a “Reverse Morris Trust” transaction, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Olin’s and TDCC’s  chlorine products businesses’ future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies and competition.

The statements contained in this communication that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties. We have used the words “anticipate,” “intend,” “may,” “expect,” “believe,” “plan,” “estimate,” “will,” and variations of such words and similar expressions in this communication to identify such forward-looking statements.  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control.  Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements.  Factors that could cause or contribute to such differences include, but are not limited to:  factors relating to the satisfaction of the conditions to the proposed transaction, including regulatory approvals and the required approvals of Olin’s shareholders; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the possibility that Olin may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all; the integration of the TDCC’s chlorine products business being more difficult, time-consuming or costly than expected; the effect of any changes resulting from the proposed transaction in customer, supplier and other business relationships; general market perception of the proposed transaction; exposure to lawsuits and contingencies associated with TDCC’s  chlorine products business; the ability to attract and retain key personnel; prevailing market conditions; changes in economic and financial conditions of Olin and TDCC’s chlorine products business; uncertainties and matters beyond the control of management; and the other risks detailed in Olin’s Form 10-K for the fiscal year ended December 31, 2014 and Olin’s Form 10-Q for the fiscal quarter ended June 30, 2015.  These risks, as well as other risks associated with Olin, TDCC’s chlorine products business and the proposed transaction are also more fully discussed in the prospectus included in the registration statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) by Olin, and declared effective by the SEC, on September 2, 2015 and the definitive proxy statement on Schedule 14A filed with the SEC by Olin on August 17, 2015.  The forward-looking statements should be considered in light of these factors.  In addition, other risks and uncertainties not presently known to Olin or that Olin considers immaterial could affect the accuracy of our forward-looking statements.  The reader is cautioned not to rely unduly on these forward-looking statements. Olin and TDCC undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

 Additional Information and Where to Find It
In connection with the proposed combination of Olin with the chlorine products business of The Dow Chemical Company (“TDCC”), Blue Cube Spinco Inc. (“Splitco”) has filed with the Securities and Exchange Commission (the “SEC”), and the SEC declared effective on September 2, 2015, a registration statement on Form S-4 and Form S-1 containing a prospectus and Olin has filed with the SEC, and the SEC declared effective on September 2, 2015, a registration statement on Form S-4 containing a prospectus.  Olin has also filed a definitive proxy statement on Schedule 14A, which has been sent to Olin shareholders in connection with the special meeting of shareholders in connection with the proposed transaction.  INVESTORS AND SECURITYHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND THE REGISTRATION STATEMENTS/PROSPECTUSES AS WELL AS ANY OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT OLIN, TDCC, SPLITCO AND THE PROPOSED TRANSACTION. Investors and securityholders may obtain a free copy of the definitive proxy statement and the registration statements/prospectuses and other documents filed by Olin, TDCC and Splitco with the SEC at the SEC’s website at http://www.sec.gov. Free copies of these documents and each of the companies’ other filings with the SEC, may also be obtained from the respective companies by directing a request to Olin at Olin Corporation, ATTN: Investor Relations, 190 Carondelet Plaza, Suite 1530, Clayton, Missouri 63105 or TDCC or Splitco at The Dow Chemical Company, 2030 Dow Center, Midland, Michigan 48674, ATTN: Investor Relations, as applicable.

Participants in Solicitation
This communication is not a solicitation of a proxy from any investor or securityholder.  However, Olin, TDCC, Splitco and certain of their respective directors, executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from shareholders of Olin in respect of the proposed transaction under the rules of the SEC.  Information regarding Olin’s directors and executive officers is available in Olin’s 2014 Annual Report on Form 10-K filed with the SEC on February 25, 2015, in its definitive proxy statement for its 2015 Annual Meeting of Shareholders filed March 4, 2015, and in its definitive proxy statement filed with the SEC on August 17, 2015. Information regarding TDCC’s directors and executive officers is available in TDCC’s Annual Report on Form 10-K filed with the SEC on February 13, 2015, and in its definitive proxy statement for its annual meeting of shareholders filed March 27, 2015. These documents can be obtained free of charge from the sources indicated above.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the registration statements, prospectuses and definitive proxy statement and other relevant materials filed with the SEC in connection with the proposed transaction.

Non-Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:	/s/ George H. Pain
Name: George H. Pain
Title: Senior Vice President, General Counsel and Secretary

Date:  September 2, 2015